Exhibit 99.1

Fusion Pharmaceuticals Receives Final Court Order Approving Arrangement

HAMILTON, ON and BOSTON, May 31, 2024 /PRNewswire/ — Fusion Pharmaceuticals Inc. (Nasdaq: FUSN), a clinical-stage oncology company focused on developing next-generation radioconjugates (RCs) as precision medicines, today announced it has obtained a final order from the Ontario Superior Court of Justice (Commercial List) approving the previously announced statutory plan of arrangement under Section 192 of the Canada Business Corporations Act, pursuant to which a wholly-owned subsidiary of AstraZeneca will acquire all issued and outstanding shares of Fusion (the “Arrangement”). Fusion shareholders will receive US$21.00 per share in cash upfront on completion of the Arrangement plus a deferred payment on the achievement of a future regulatory milestone in the form of a contingent value right of US$3.00 per share. As previously announced, Fusion’s shareholders approved the Arrangement at a special meeting of Fusion’s shareholders on May 29, 2024.

The Arrangement is subject to customary closing conditions. Subject to the satisfaction of such conditions, the transaction is expected to be completed in the second quarter of 2024. Following closing of the Arrangement, Fusion’s common shares will be delisted from NASDAQ. Further details regarding the Arrangement are set out in the management information circular/proxy dated April 25, 2024 which is available at www.sedarplus.com and www.sec.gov.

About Fusion

Fusion Pharmaceuticals is a clinical-stage oncology company focused on developing next-generation RCs. Fusion connects alpha particle emitting isotopes to various targeting molecules in order to selectively deliver the alpha emitting payloads to tumors. Fusion’s clinical-stage development portfolio includes lead program, FPI-2265, targeting PSMA for mCRPC and novel RCs targeting solid tumors. Fusion has a fully operational Good Manufacturing Practice compliant state-of-the-art radiopharmaceutical manufacturing facility to meet supply demand for Fusion’s growing pipeline of radioconjugates.

Forward Looking Information

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities law (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Fusion’s management regarding the Arrangement. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. More particularly and without limitation, this communication contains forward-looking statements and information regarding anticipated timing of closing and the satisfaction or waiver of conditions to closing.

Fusion’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the Arrangement in the anticipated timeframe or at all, including the possibility that the Arrangement does not close. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Fusion’s Annual Report on Form 10-K for the year ended December 31, 2023, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Fusion’s continuous disclosure filings, and the factors discussed under “Risk Factors” in the proxy statement and management information circular dated April 25, 2024, all of which are available at www.sec.gov and at www.sedarplus.com.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this document. Fusion disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

For further information: Amanda Cray, Senior Director of Investor Relations & Corporate Communications, 617-967-0207, cray@fusionpharma.com